UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

Conduit Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously reported, on February 11, 2025, Conduit Pharmaceuticals Inc. (the “Company”) presented its plan of compliance to The Nasdaq Stock Market LLC (“Nasdaq”) Hearing Panel (the “Panel”) and requested an extension of time to achieve compliance with Nasdaq Listing Rules 5450(a)(1), 5450(b)(2&3)(C) and 5450(b)(2)(A), the Minimum Bid Price (“Bid Price”), Market Value of Publicly Held Shares (“MVPHS”) and Market Value of Listed Securities (“MVLS”) rules, respectively.

On March 5, 2025, the Company received a written notification (the “Notice”) from the Panel confirming it has granted the Company such an extension for the Company to regain compliance with the MVPHS and MVLS rules, provided that the Company, (i) on or before March 12, 2025, files an application to transfer to the Nasdaq Capital Market, which it intends to do, and (ii) on or before March 31, 2025, demonstrates compliance with all Nasdaq listing rules, which it also intends to do, and believes it will satisfy.

Additionally, the Company was also notified in the Notice that as of February 26, 2025, it had regained compliance with Nasdaq Listing Rule 5450(a)(1), the Bid Price rule.

Following the transfer to the Nasdaq Capital Market, the Company’s current MVPHS will be compliant with the MVPHS continued listing standard of greater than $1.0 million and the Company believes it will be able to demonstrate its compliance with the Equity Standard of Stockholder’s Equity greater than $2.5 million prior to the March 31, 2025, deadline to the satisfaction of Nasdaq, although no such assurance can be given.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUIT PHARMACEUTICALS INC.

March 6, 2025	By:	/s/ David Tapolczay
	Name:	David Tapolczay
	Title:	Chief Executive Officer